Shareholders’ Equity	12 Months Ended
Dec. 31, 2025
Equity [Abstract]
Shareholders’ Equity

14. Shareholders’ Equity

Ordinary shares

The Company was established under the laws of the Cayman Islands on March 10, 2022. The authorized number of Ordinary Shares was 500,000,000 with par value of $0.001 per share. On August 2, 2022, the Company issued 11,250,000 shares to the controlling shareholder at par value of $0.001 per share. As a result, there are total 11,250,000 shares issued.

In financial year 2019 the subsidiary declared SGD 11,703,290 dividend to the shareholders and pay out the dividend SGD 4,086,016 at the same year. In financial year 2021, the subsidiaries paid out further dividend of SGD 1,300,000 on August 25, 2021 and issued 500,000 ordinary shares to pay the outstanding dividend payable on September 7, 2021. The balance of SGD 5,817,274 (USD 4,304,783) still remains in the account as of December 31, 2025.

On January 26, 2022, the subsidiary FBS SG issued 160,000 shares to two new shareholders, Master Stride Limited (“Master Stride”) and Fame Hall Investment Limited (“Fame Hall”), with consideration of SGD7.5 per share. Master Stride subscribed 82,000 ordinary shares for SGD 615,000 and Fame Hall subscribed 78,000 ordinary shares for SGD 585,000. A total of SGD 712,880 paid in capital received as of June 30, 2022. By August 2022, the two shareholders Master Stride and Fame Hall made full payment of SGD 1,200,000 to subscribe the share of the subsidiary FBS SG.

On February 7, 2025, the Company closed its IPO of 2,250,000 ordinary shares. The Shares were priced at $4.50 per share and the gross proceeds of this offering was $10.13 million and raised a total of US$8.8 million in net proceeds. The Shares were previously approved for listing on the Nasdaq Capital Market and commenced trading under the ticker symbol “FBGL” on February 7, 2025.